UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ROI ACQUISITION CORP. II

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ROI ACQUISITION CORP. II
601 Lexington Avenue
51st Floor
New York, New York 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 18, 2015

TO THE STOCKHOLDERS OF ROI ACQUISITION CORP. II:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of ROI Acquisition Corp. II (“ROI,” “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. Eastern Time on September 18, 2015 at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York, for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend (the “Extension Amendment”) ROI’s amended and restated certificate of incorporation (the “charter”) to extend the date by which ROI has to consummate a business combination (the “Extension”) from September 20, 2015 to October 26, 2015 (the “Extended Date”); and
•	a proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement (the “trust agreement”), made effective as of September 16, 2013, by and between ROI and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account (the “trust account”) established in connection with ROI’s initial public offering (the “IPO”) if ROI has not completed a business combination from September 20, 2015 to October 26, 2015 and to permit the withdrawal of funds from the trust account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment.

Each of the Extension Amendment and the Trust Amendment is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow ROI more time to complete its previously announced proposed business combination with Ascend Telecom Infrastructure Private Limited (“Ascend”) pursuant to the Agreement and Plan of Merger, dated as of July 23, 2015, as amended on August 19, 2015 and as may be further amended from time to time (the “merger agreement”), by and among ROI, Ascend, Ascend Telecom Holdings Limited (“Ascend Holdings”), and NSR-PE Mauritius LLC. ROI’s IPO prospectus and charter provided that ROI had until June 20, 2015 to complete a business combination, unless it had executed a letter of intent by such date, in which case it had until September 20, 2015 to consummate such a business combination. ROI executed a letter of intent with Ascend on May 21, 2015 and subsequently executed the merger agreement on July 23, 2015. On July 27, 2015, Ascend Holdings filed a registration statement on Form F-4, including a proxy statement/prospectus, relating to the business combination transaction (the “registration statement”). Since that time, ROI and Ascend Holdings have been working together to address comments from the staff of the Securities and Exchange Commission (“SEC”) on the registration statement and to satisfy the various closing conditions under the merger agreement. Our board currently believes that there may not be sufficient time before September 20, 2015 to complete the proposed business combination with Ascend. The purpose of the Extension Amendment and Trust Amendment is to allow ROI more time to complete the business combination, which our board believes is in the best interest of our stockholders. If the Extension Amendment and Trust Amendment are approved, we will hold another stockholder meeting prior to the extended deadline in order to seek stockholder approval of the proposed business combination with Ascend Holdings.

Public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment and Trust Amendment. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the proposed business combination with Ascend when it is submitted to the stockholders, subject to any limitations set forth in the proposed amended and restated certificate and the limitations contained in the merger agreement. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

ROI estimates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $10.00 at the time of the special meeting. The closing price of ROI’s common stock on September 3, 2015 was $10.01. ROI cannot assure stockholders that they will be able to sell their shares of ROI common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Trust Amendment is to amend ROI’s Trust Agreement to extend the date on which Continental must liquidate the trust account if ROI has not completed a business combination from September 20, 2015 to October 26, 2015 and to permit the withdrawal of funds from the trust account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment.

If the Extension Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by September 20, 2015, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the affirmative vote of 65% of ROI’s outstanding common stock will be required to approve the Extension Amendment and the Trust Amendment.

Our board has fixed the close of business on August 21, 2015 as the date for determining ROI stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of ROI common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on the proposed business combination with Ascend Holdings at this time. If you are a public stockholder, you will have the right to vote on the proposed business combination with Ascend Holdings when it is submitted to stockholders.

After careful consideration of all relevant factors, ROI’s board of directors has determined that the Extension Amendment and Trust Amendment proposals are advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and ROI’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

September 8, 2015	By Order of the Board of Directors /s/ Thomas J. Baldwin Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 18, 2015:  This notice of meeting and the accompanying proxy statement are available at www.Okapivote.com/ROIACQUISITION.

ROI ACQUISITION CORP. II
601 Lexington Avenue
51st Floor
New York, New York 10022

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 18, 2015

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of ROI Acquisition Corp. II (“ROI,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 11:00 a.m. Eastern Time on September 18, 2015 at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York, for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend (the “Extension Amendment”) ROI’s amended and restated certificate of incorporation (the “charter”) to extend the date by which ROI has to consummate a business combination (the “Extension”) from September 20, 2015 to October 26, 2015 (the “Extended Date”); and
•	a proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement (the “trust agreement”), made effective as of September 16, 2013, by and between ROI and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the trust account (the “trust account”) established in connection with ROI’s initial public offering (the “IPO”) if ROI has not completed a business combination from September 20, 2015 to October 26, 2015 and to permit the withdrawal of funds from the trust account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment.

The Extension Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that ROI has to complete a business combination. The purpose of the Extension Amendment and the Trust Amendment is to allow ROI more time to complete its previously announced proposed business combination with Ascend Telecom Holdings Limited (“Ascend Holdings”) pursuant to the Agreement and Plan of Merger, dated as of July 23, 2015, as amended on August 19, 2015 and as may be further amended from time to time (the “Merger Agreement”), by and among ROI, Ascend, Ascend Holdings, and NSR-PE Mauritius LLC.

Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

Public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment and Trust Amendment. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the proposed business combination with Ascend when it is submitted to the stockholders, subject to any limitations set forth in the proposed amended and restated certificate and the limitations contained in the Merger Agreement. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account may be only a small fraction of the approximately $125 million that was in the trust account as of June 30, 2015. In such event, ROI may need to obtain additional funds to complete the proposed business combination with Ascend, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and Trust Amendment proposals are not approved and we do not consummate a business combination by September 20, 2015, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

ROI’s initial stockholders prior to the IPO have waived their rights to participate in any liquidation distribution with respect to their shares acquired prior to the IPO (“founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to ROI’s warrants, which will expire worthless in the event we wind up.

If ROI liquidates, each of GEH Capital, Inc. (our “sponsor”), Joseph A. De Perio and George E. Hall has agreed that they will be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest that may be withdrawn to pay franchise and income taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsor, Joseph A. De Perio and George E. Hall will not be responsible to the extent of any liability for such third party claims. There is no assurance that our sponsor, Joseph A. De Perio and George E. Hall will be able to satisfy their obligations. The per share liquidation price for the public shares is anticipated to be approximately $10.00. Nevertheless, ROI cannot assure you that the per share distribution from the trust account, if ROI liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because ROI will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment and the Trust Amendment proposals are approved, the approval of the Trust Amendment will constitute consent for ROI to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by ROI to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

At the time the Extension Amendment and Trust Amendment become effective, ROI will also amend the trust agreement to (i) permit the withdrawal of the Withdrawal Amount from the trust account and (ii) extend the date on which to liquidate the trust account to the Extended Date.

The record date for the special meeting is August 21, 2015. Record holders of ROI common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 15,625,000 outstanding shares of ROI common stock including 12,500,000 outstanding public shares. ROI’s warrants do not have voting rights in connection with the Extension Amendment or the Trust Amendment.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated September 8, 2015 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.

ROI is a blank check company formed in 2013 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In September 2013, ROI consummated its IPO from which it derived gross proceeds of $125,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, September 20, 2015). The board of directors believes that it is in the best interests of the stockholders to continue ROI’s existence until the Extended Date in order to allow ROI more time to complete its previously announced proposed business combination with Ascend and is submitting these proposals to the stockholders to vote upon.

Q. What is being voted on?	A. You are being asked to vote on:
• a proposal to amend ROI’s charter to extend the date by which ROI has to consummate a business combination to the Extended Date; and

     •

a proposal to amend ROI’s Trust Agreement to extend the date on which Continental must liquidate the trust account if ROI has not completed a business combination from September 20, 2015 to October 26, 2015 and to permit the withdrawal of funds from the trust account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment.

The Extension Amendment and the Trust Amendment proposals are essential to the overall implementation of the board of directors’ plan to extend the date that ROI has to complete a business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholder’s approval of the Trust Amendment proposal will constitute consent for ROI to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for ROI’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

If the Extension Amendment and Trust Amendment proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. ROI cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved and the amount remaining in the trust account may be only a small fraction of the approximately $125 million that was in the trust account as of June 30, 2015. In such event, ROI may need to obtain additional funds to complete the proposed business combination with Ascend, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment and Trust Amendment proposals are not approved and we have not consummated a business combination by September 20, 2015, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

ROI’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. ROI will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our sponsor, Joseph A. De Perio and George E. Hall have agreed to advance ROI the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and have agreed not to seek repayment of such expenses.

Q. Why is the Company proposing the Extension Amendment and the Trust Amendment proposals?

A.

ROI’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before September 20, 2015. As we explain below, ROI may not be able to complete the business combination with Ascend by that date.

On July 23, 2015, ROI entered into the Merger Agreement, by and among ROI, Ascend, Ascend Telecom Holdings Limited (“Ascend Holdings”), and NSR-PE Mauritius LLC. Pursuant to the Merger Agreement, ROI will merge with and into a subsidiary of Ascend Holdings, with each outstanding share of common stock of ROI being converted into the right to receive one newly issued ordinary share of Ascend Holdings, par value $1.00 per share. In connection therewith, a subsidiary of Ascend Holdings will use a portion of the proceeds held in the trust account and released to Ascend Holdings to purchase from Infrastructure Leasing & Financial Services Limited, N.K. Tele Systems Limited and N.K. Telecom Products Limited (collectively, the “IL&FS Parties”) 100% of the ordinary shares of Ascend not already owned by it for an aggregate purchase price of INR 2,700,000,000, resulting in Ascend becoming an indirect wholly owned subsidiary of Ascend Holdings.

Ascend (formerly known as Aster Infrastructure Private Limited) is a private limited company incorporated in March 2002 under the Indian Companies Act, 1956 in the Republic of India. Ascend is an independent owner and provider of passive telecommuni- cations infrastructure on a shared, multi-tenancy basis for all 11 wireless telecommunications service providers in India. As of March 31, 2015, Ascend had 4,843 towers.

The foregoing summary of the terms of the Merger Agreement is qualified in all respects by reference to the complete text of the Merger Agreement, which is attached as Exhibit 2.1 to the Form 8-K ROI filed with the SEC on July 23, 2015, and the Amendment No. 1 to the Merger Agreement, which is attached as Exhibit 2.1 to the Form 8-K ROI filed with the SEC on August 21, 2015, as the same may be amended from time to time.

The proposed business combination with Ascend qualifies as a “business combination” under ROI’s charter. However, ROI may not be able to consummate the business combination with Ascend by September 20, 2015, given when the Merger Agreement was signed and the actions that must occur prior to closing.

ROI believes the proposed business combination with Ascend would be in the best interests of ROI’s stockholders, and because ROI may not be able to conclude a business combination within the permitted time period, ROI has determined to seek stockholder approval to extend the date by which ROI has to complete a business combination.

ROI believes that, given ROI’s expenditure of time, effort and money on the proposed business combination with Ascend, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Ascend. Accordingly, ROI’s board of directors is proposing the Extension Amendment, to extend ROI’s corporate existence until the Extended Date, and the Trust Amendment.

You are not being asked to vote on the proposed business combination with Ascend at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed business combination with Ascend when it is submitted to stockholders and the right to redeem your public shares for cash in the event the proposed business combination is approved and completed or ROI has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment?

A.

ROI’s board of directors believes stockholders will benefit from ROI consummating the business combination with Ascend and is proposing the Extension Amendment to extend the date by which ROI has to complete a business combination until the Extended Date. The Extension would give ROI the opportunity to complete a business combination.

ROI’s charter provides that if ROI’s stockholders approve an amendment to ROI’s charter that would affect the substance or timing of ROI’s obligation to redeem 100% of ROI’s public shares if we do not complete our business combination before September 20, 2015, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect ROI stockholders from having to sustain their investments for an unreasonably long period if ROI failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given ROI’s expenditure of time, effort and money on the potential business combination with Ascend, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction.

ROI’s board of directors recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

Q. Why should I vote for the Trust Amendment?

A.

As discussed above, ROI’s board of directors believes stockholders will benefit from ROI consummating the business combination with Ascend, and approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.

Whether a holder of public shares votes in favor of or against the Extension Amendment or the Trust Amendment, if such amendments are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

Liquidation of the trust account is a fundamental obligation of ROI to the public stockholders and ROI is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with the proposed business combination with Ascend and any future business combination ROI proposes. Assuming the Extension Amendment is approved, ROI will have until the Extended Date to complete a business combination.

ROI’s board of directors recommends that you vote in favor of the Trust Amendment proposal, but expresses no opinion as to whether you should redeem your public shares.
Q. How do the ROI insiders intend to vote their shares?

A.

All of ROI’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment and Trust Amendment proposals.

ROI’s directors, executive officers and their respective affiliates are not entitled to redeem the shares of ROI common stock acquired by them prior to the IPO (the “founder shares”). With respect to shares purchased on the open market by ROI’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, ROI’s directors, officers and their affiliates beneficially owned and were entitled to vote 3,125,000 founder shares, representing approximately 20.0% of ROI’s issued and outstanding common stock. ROI’s directors, executive officers and their affiliates beneficially owned approximately 10,000 public shares as of such date.

The sponsor, ROI’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment or the Trust Amendment. Any public shares held by or subsequently purchased by affiliates of ROI may be voted in favor of the Extension Amendment and the Trust Amendment proposals.

Q. What vote is required to adopt the Extension Amendment?

A.

Approval of the Extension Amendment will require the affirmative vote of holders of 65% of ROI’s outstanding common stock on the record date. Approval of the Trust Amendment is a condition to the implementation of the Extension Amendment.

If the Extension Amendment and Trust Amendment are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares.

Q. What vote is required to approve the Trust Amendment?	A. Approval of the Trust Amendment will require the affirmative vote of holders of 65% of ROI’s outstanding common stock on the record date.
If the Extension Amendment and Trust Amendment are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares.
Q. What if I don’t want to vote for the Extension Amendment or Trust Amendment proposal?

A.

If you do not want the Extension Amendment or Trust Amendment to be approved, you must abstain, not vote, or vote against the proposals. If the Extension Amendment and the Trust Amendment are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Q. Will you seek any further extensions to liquidate the trust account?

A.

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate a business combination. Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of ROI’s public shares if we do not complete our business combination before September 20, 2015, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. Those holders of public shares who elect not to redeem their shares now will retain redemption rights with respect to any future business combinations we propose, or, if no future business combination is brought to a vote of the stockholders or if a business combination is not completed for any reason, such holders shall be entitled to a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, on the Extended Date.

Q. What happens if the Extension Amendment is not approved?

A.

If the Extension Amendment is not approved and we have not consummated a business combination by September 20, 2015, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

ROI’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. ROI will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, the sponsor, Joseph A. De Perio and George E. Hall have agreed to advance ROI the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and have agreed not to seek repayment of such expenses.

Q. If the Extension Amendment and Trust Amendment proposals are approved, what happens next?	A. ROI is continuing its efforts to complete the proposed business combination with Ascend, which will involve:
• completing joint proxy statement and prospectus materials;
• establishing a meeting date and record date for considering the proposed business combination, and distributing the joint proxy statement and prospectus materials to stockholders; and
• holding a special meeting to consider the proposed business combination with Ascend.

ROI is seeking approval of the Extension Amendment and the Trust Amendment because ROI may not be able to complete all of the tasks listed above prior to September 20, 2015. If the Extension Amendment and Trust Amendment are approved, ROI expects to seek stockholder approval of the proposed business combination with Ascend. If stockholders approve the proposed business combination with Ascend, ROI expects to consummate the business combination as soon as possible following stockholder approval.

Upon approval by 65% of the common stock outstanding as of the record date of the Extension Amendment and Trust Amendment proposals, ROI will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. ROI will remain a reporting company under the Securities Exchange Act of 1934, as amended, and its units, common stock and warrants will remain publicly traded.

If the Extension Amendment and Trust Amendment proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of ROI’s common stock held by our sponsor and ROI’s directors and officers through the founder shares.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination with Ascend?

A.

Unless you elect to redeem your shares, you will be able to vote on the proposed business combination with Ascend when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A.

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to ROI’s secretary prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to ROI at 601 Lexington Avenue, 51st Floor, New York, New York 10022, Attn: Corporate Secretary.

Q. How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Each of the Extension Amendment and Trust Amendment proposals must be approved by the affirmative vote of 65% of the outstanding shares as of the record date of ROI’s common stock, voting together as a single class.

With respect to the Extension Amendment and Trust Amendment proposals, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe the Extension Amendment and the Trust Amendment are “non-discretionary” items, and therefore if you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q. What is a quorum requirement?

A.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A.

Only holders of record of ROI’s common stock at the close of business on August 21, 2015 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 15,625,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.  If on the record date your shares were registered directly in your name with ROI’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the Extension Amendment and the Trust Amendment?

A.

Yes. After careful consideration of the terms and conditions of these proposals, ROI’s board of directors has determined that the Extension Amendment and the Trust Amendment are in the best interests of ROI and its stockholders. The board of directors recommends that ROI’s stockholders vote “FOR” the Extension Amendment and the Trust Amendment.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?

A.

ROI’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment and Trust Amendment Proposals — Interests of ROI’s Directors and Officers.”

Q. What if I object to the Extension Amendment and the Trust Amendment? Do I have appraisal rights?	A. ROI stockholders do not have appraisal rights in connection with the Extension Amendment or the Trust Amendment under the DGCL.
Q. What happens to the ROI warrants if the Extension Amendment and Trust Amendment are not approved?

A.

If the Extension Amendment is not approved and we have not consummated a business combination by September, 20 2015, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the ROI warrants if the Extension Amendment and Trust Amendment proposals are approved?

A.

If the Extension Amendment and Trust Amendment proposals are approved, ROI will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms. In connection with the proposed business combination with Ascend, ROI has proposed to amend the terms of the warrant agreement governing ROI’s outstanding warrants to provide that, upon the consummation of the proposed business combination with Ascend, warrantholders have the option to either (i) have their warrants survive and become exercisable for Ascend Holdings ordinary shares in accordance with the terms of the warrant agreement, as amended, or (ii) have their warrants exchanged at the closing for $1.00, comprised of $0.50 in cash, 0.05 of an ordinary share of Ascend Holdings and cash in lieu of fractional shares.

Q. What do I need to do now?

A.

ROI urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a ROI stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A.

If you are a holder of record of ROI common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of ROI common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of ROI common stock?

A.

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if ROI has not consummated a business combination by the Extended Date.

To demand redemption, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and Election.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, ROI’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment and Trust Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Q. What should I do if I receive more than one set of voting materials?

A.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ROI shares.

Q. Who is paying for this proxy solicitation?

A.

ROI will pay for the entire cost of soliciting proxies. ROI has engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the special meeting. ROI has agreed to pay Okapi a fee of $15,000. ROI will reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
ROI Acquisition Corp. II 601 Lexington Avenue 51st Floor New York, New York 10022 Attn: Daniel A. Strauss Telephone: (212) 825-0400
You may also contact ROI’s proxy solicitor at:
Okapi Partners LLC 437 Madison Avenue, 28th Floor New York, New York 10022 Telephone: 1-877-629-6355 (toll free) or 1-212-297-0720 Email: info@okapipartners.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;
•	contain projections of future results of operations or financial condition; or
•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and ROI’s ability to finance and consummate the proposed business combination with Ascend. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to ROI or any person acting on ROI’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, ROI undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

BACKGROUND

ROI

We are a blank check company formed in Delaware on June 28, 2013 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, one or more operating businesses or assets.

On September 20, 2013, ROI consummated its initial public offering of 12,500,000 units, with each unit consisting of one share of ROI’s common stock and one warrant to purchase one-half of one share of ROI’s common stock at an exercise price of $5.75 per half share ($11.50 per whole share). The shares of ROI’s common stock sold as part of the units in ROI’s initial public offering are referred to as the “public shares.” The units in ROI’s initial public offering were sold at an offering price of $10.00 per unit, generating total gross proceeds of $125,000,000.

Simultaneously with the consummation of ROI’s initial public offering, ROI consummated the private sale of 8,000,000 private placement warrants, each exercisable to purchase one-half of one share of ROI’s common stock at $5.75 per half share ($11.50 per whole share) to the sponsor at a price of $0.50 per warrant, generating gross proceeds of $4,000,000. Immediately after the closing of the private placement, the sponsor transferred the private placement warrants to Clinton Magnolia Master Fund Ltd., an affiliate of the sponsor (“CMMF”), which paid a purchase price of $4,000,000 for the private placement warrants. After deducting the underwriting discounts and commissions (excluding the deferred portion of $4,375,000 in underwriting discounts and commissions, which amount will be payable upon consummation of ROI’s initial business combination if consummated) and the offering expenses, the total net proceeds from ROI’s initial public offering and the private placement of the private placement warrants was approximately $126,000,000, of which $125,000,000 (or approximately $10.00 per unit sold in ROI’s initial public offering) was placed in a trust account with Continental Stock Transfer & Trust Company acting as trustee. The trust proceeds are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, or the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. ROI’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay income taxes and franchise taxes, none of the funds held in trust will be released until the earlier of: (i) the completion of ROI’s business combination; or (ii) the redemption of 100% of the shares of common stock included in the units sold in ROI’s initial public offering if ROI is unable to complete a business combination by September 20, 2015.

After the payment of underwriting discounts and commissions (excluding the deferred portion of $4,375,000 in underwriting discounts and commissions, which amount will be payable upon consummation of ROI’s initial business combination if consummated) and approximately $500,000 in expenses relating to ROI’s initial public offering, approximately $1,000,000 of the net proceeds of ROI’s initial public offering and private placement of the private placement warrants was not deposited into the trust account and was retained by ROI for working capital purposes. The net proceeds deposited into the trust account remain on deposit in the trust account earning interest. As of June 30, 2015, there was $125,090,083 in investments and cash held in the trust account and $179,472 held outside the trust account available for working capital purposes. As of June 30, 2015, no amounts had been withdrawn from the trust account for the payment of taxes. The mailing address of ROI’s principal executive office is 601 Lexington Avenue, 51st Floor, New York, New York 10022.

The Proposed Business Combination with Ascend

Pursuant to the Merger Agreement, ROI will merge with and into a subsidiary to be formed by Ascend Holdings, with each outstanding share of common stock of ROI being converted into the right to receive one newly issued ordinary share of Ascend Holdings, par value $1.00 per share. Upon consummation of the business combination, a subsidiary of Ascend Holdings, will use a portion of the proceeds of the trust account released to Ascend Holdings to purchase from Infrastructure Leasing & Financial Services Limited, N.K. Tele Systems Limited and N.K. Telecom Products Limited (collectively, the “IL&FS Parties”) 100% of the ordinary shares of Ascend not directly owned by it for an aggregate purchase price of INR 2,700,000,000, resulting in Ascend becoming an indirect wholly owned subsidiary of Ascend Holdings. ROI estimates that the ordinary shares to be issued by Ascend Holdings to ROI’s stockholders pursuant to the Merger Agreement will constitute between 36.0% and 41.9% of the issued share capital of Ascend Holdings, depending on the number of shares redeemed by ROI’s public stockholders and the number of warrantholders exchanging their warrants for cash and ordinary shares of Ascend Holdings. The minimum ownership percentage (36.0%) set forth above assumes that 2,258,000 public shares, or 18.1% of ROI’s public shares, which is the maximum number of public shares that may be redeemed under the Merger Agreement, are redeemed in connection with the stockholder vote to approve the Extension or the stockholder vote to approve the business combination. If more than 2,258,000 public shares are redeemed, then Ascend Holdings will not be required to consummate the Business Combination, although it may, in its sole discretion, choose to waive this condition. In addition, Ascend Holdings will issue 2,000,000 of its ordinary shares to NSR and 307,652 of its ordinary shares to the sponsor, which, collectively with the 781,250 ROI earnout shares issued to GEH Capital, Inc. at the time of ROI’s initial public offering and which will be exchanged for shares of Ascend Holdings in connection with the business combination, will be subject to forfeiture if certain Ascend Holdings share price targets are not achieved within a specified time period following the closing of the business combination.

In addition, ROI is proposing to amend the agreement governing its outstanding warrants to provide that, upon the consummation of the business combination, warrantholders have the option to either (i) have their warrants survive and become exercisable for Ascend Holdings ordinary shares in accordance with the terms of the warrant agreement, as amended, or (ii) have their warrants exchanged at the closing for $1.00, comprised of $0.50 in cash and 0.05 of an ordinary share of Ascend Holdings and cash in lieu of fractional shares. In addition, CMMF has agreed to forfeit to ROI all of the 8,000,000 private placement warrants held by it. Accordingly, the private placement warrants will neither survive the business combination nor be eligible to be exchanged for cash or shares at closing.

You are not being asked to vote on the proposed business combination with Ascend at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the proposed business combination with Ascend when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the proposed business combination is approved and completed or ROI has not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT AND TRUST AMENDMENT PROPOSALS

The Extension Amendment

ROI is proposing to amend its charter to extend the date by which ROI has to consummate a business combination to the Extended Date.

The Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to allow ROI more time to complete a business combination. Approval of the Extension Amendment and the Trust Amendment is a condition to the implementation of the Extension.

If the Extension Amendment proposal is not approved and we have not consummated a business combination by September 20, 2015, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The board of directors believes that the business combination with Ascend is in the best interest of ROI’s stockholders. Additionally, given ROI’s expenditure of time, effort and money on the proposed business combination with Ascend, our board believes that circumstances warrant providing public stockholders an opportunity to consider the proposed business combination with Ascend.

A copy of the proposed amendment to the charter of ROI is attached to this proxy statement as Annex A.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend ROI’s Trust Agreement to extend the date on which Continental must liquidate the trust account if ROI has not completed a business combination from September 20, 2015 to October 26, 2015 and to permit the withdrawal of funds from the trust account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment. A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

Reasons for the Proposals

ROI’s IPO prospectus and charter provided that ROI had until June 20, 2015 to complete a business combination, unless it had executed a letter of intent by such date, in which case it had until September 20, 2015 to consummate such a business combination. ROI executed a letter of intent with Ascend Holdings on May 21, 2015 and subsequently executed the Merger Agreement on July 23, 2015, leaving approximately two months to complete the business combination. ROI’s IPO prospectus and charter stated that if ROI’s stockholders approve an amendment to ROI’s charter that would affect the substance or timing of ROI’s obligation to redeem 100% of ROI’s public shares if we do not complete our business combination before September 20, 2015, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. Because ROI believes the proposed business combination with Ascend to be in the best interests of ROI’s stockholders, and because ROI may not be able to complete the proposed business combination by September 20, 2015, ROI has determined to seek stockholder approval to extend the time for closing a business combination beyond September 20, 2015 to the Extended Date. If the Extension Amendment and Trust Amendment are approved, ROI expects to seek stockholder approval of such business combination after the registration statement on Form F-4 filed by Ascend Holdings in connection with the proposed business combination, which includes a proxy statement/prospectus, is declared effective by the SEC.

We believe that the foregoing charter provision was included to protect ROI stockholders from having to sustain their investments for an unreasonably long period if ROI failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given ROI’s expenditure of time, effort and money on the potential business combination with Ascend, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction.

If the Extension Amendment and Trust Amendment Proposals Are Not Approved

If the Extension Amendment and Trust Amendment are not approved and we have not consummated a business combination by September 20, 2015, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

ROI’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to ROI’s warrants which will expire worthless in the event we wind up. ROI will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the holders of the public shares will not vote on the Trust Amendment, and the trust account will be liquidated as described above. If the Trust Amendment is not approved, the Company will not effect the Extension.

If the Extension Amendment and Trust Amendment Proposals Are Approved

If the Extension Amendment and the Trust Amendment are approved, ROI will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. ROI will remain a reporting company under the Securities Exchange Act of 1934, as amended, and its units, common stock and warrants will remain publicly traded. ROI will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on the proposed business combination with Ascend at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the proposed business combination with Ascend when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. ROI cannot predict the amount that will remain in the trust account if the Extension Amendment and Trust Amendment proposals are approved, and the amount remaining in the trust account may be only a small fraction of the approximately $125 million that was in the trust account as of June 30, 2015. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment and Trust Amendment proposals.

Redemption Rights

If the Extension Amendment and Trust Amendment proposals are approved, and the Extension is implemented, each public stockholder may seek to redeem his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, ROI’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote on the Extension Amendment and the Trust Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and ROI’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment and the Trust Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment and the Trust Amendment are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. As of the record date, this would amount to approximately $10.00 per share. The closing price of ROI’s common stock on September 3, 2015 was $10.01.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment and the Trust Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who are “United States persons,” as defined in the Code and who hold their shares as a “capital asset,” as defined in the Code. A stockholder is a Unites States person for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a Unites States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, United States persons whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If a partnership is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment and the Trust Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment and the Trust Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

A stockholder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the stockholder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the stockholder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A stockholder’s adjusted tax basis in the redeemed shares generally will equal the stockholder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a stockholder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment and the Trust Amendment.

A redemption will be treated as a Sale with respect to a stockholder if the redemption of the stockholder’s shares (i) results in a “complete termination” of the stockholder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the stockholder or (iii) is “not essentially equivalent to a dividend” with respect to such stockholder. In determining whether any of these tests has been met, each stockholder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A stockholder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any stockholder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a stockholder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the stockholder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such stockholder before the redemption. Whether the redemption will result in a more than 20% reduction in a stockholder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

Even if the redemption of a stockholder’s shares in connection with the Extension Amendment and the Trust Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the stockholder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and stockholders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a stockholder, amounts received in exchange for the stockholder’s redeemed shares will be taxable to the stockholder as a “dividend” to the extent of such stockholder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the stockholder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the stockholder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering stockholder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such stockholder. If the redemption is treated as a dividend but the stockholder has not retained any actually owned shares, the stockholder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Information Reporting and Back-up Withholding.

In general, in the case of stockholders other than certain exempt holders, payors are required to report to the IRS the gross proceeds from the redemption of shares in connection with the Extension Amendment and the Trust Amendment. U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering stockholder (or other payee) must either (i) provide to the Company such stockholder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such stockholder is awaiting a TIN) and certify that (A) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering stockholder that is a United States person is required to make such certifications by providing the Company a signed copy of Form W-9. Exempt tendering stockholders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering stockholder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such stockholder pursuant to the redemption will be subject to backup withholding in an amount equal to 28% of such “reportable payments.” Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

The Special Meeting

Date, Time and Place.  The special meeting of ROI’s stockholders will be held at 11:00 a.m. Eastern Time on September 18, 2015 at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the special meeting, if you owned ROI common stock at the close of business on August 21, 2015, the record date for the special meeting. You will have one vote per proposal for each ROI common share you owned at that time. ROI warrants do not carry voting rights.

Votes Required.  Approval of the Extension Amendment and Trust Amendment proposals will require the affirmative vote of holders of 65% of ROI’s common stock outstanding on the record date. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date, there were 15,625,000 outstanding shares of ROI common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment approved, you must abstain, not vote, or vote against the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Proxies; Board Solicitation; Proxy Solicitor.  Your proxy is being solicited by the ROI board of directors on the proposals to approve the Extension Amendment and the Trust Amendment being presented to stockholders at the special meeting. ROI has engaged Okapi to assist in the solicitation of proxies for the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting if you are a holder of record of ROI common stock. You may contact Okapi at;

Okapi Partners LLC
437 Madison Avenue, 28th Floor
New York, New York 10022
Telephone: 1-877-629-6355 (toll free) or 1-212-297-0720
Email: info@okapipartners.com

Required Vote

The affirmative vote by holders of 65% of ROI’s outstanding common stock is required to approve the Extension Amendment and the Trust Amendment. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and ROI will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of ROI’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment and the Trust Amendment. On the record date, directors and officers of ROI and their affiliates beneficially owned and were entitled to vote 3,135,000 shares of ROI common stock representing approximately 20.1% of ROI’s issued and outstanding common stock.

In addition, ROI’s directors, executive officers and their affiliates may choose to buy shares of ROI public common stock in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and Trust Amendment proposals and elected to redeem their shares for a portion of the trust account. Any shares of ROI public common stock purchased by affiliates will be voted in favor of the Extension Amendment and Trust Amendment proposals.

Interests of ROI’s Directors and Officers

When you consider the recommendation of the ROI board of directors, you should keep in mind that ROI’s executive officers and members of ROI’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the Extension Amendment and the Trust Amendment are not approved and we do not consummate a business combination by September 20, 2015 as contemplated by our IPO prospectus and in accordance with our charter, the 3,125,000 shares of common stock held by ROI officers, directors and affiliates and their permitted transferees, which were acquired prior to the IPO for a purchase price of approximately $0.007 per share, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 8,000,000 warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $4,000,000 (as they will expire). Such common stock and warrants had an aggregate market value of approximately $35,201,250, based on the last sale price of $10.01 and $0.48, respectively, on Nasdaq on September 3, 2015;
•	In connection with the IPO, the sponsor, Joseph A. De Perio and George E. Hall have agreed that they will be jointly and severally liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;
•	All rights specified in ROI’s charter relating to the right of officers and directors to be indemnified by ROI, and of ROI’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and ROI liquidates, ROI will not be able to perform its obligations to its officers and directors under those provisions;
•	None of ROI’s executive officers or directors has received any cash compensation for services rendered to ROI. All of the current members of ROI’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter; and
•	ROI’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on ROI’s behalf, such as identifying and investigating possible business targets and business combinations. However, if ROI fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, ROI will most likely not be able to reimburse these expenses if a business combination is not completed. As of the record date, ROI’s officers, directors, initial stockholders and their affiliates had incurred approximately $15,000 in reimbursable expenses, and they may incur additional expenses in the future.

The Board’s Reasons for the Extension Amendment and Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, ROI’s board of directors has determined that the Extension Amendment and Trust Amendment proposals are in the best interests of, ROI and its stockholders. The board of directors has approved and declared advisable adoption of the Extension Amendment and Trust Amendment proposals, and recommends that you vote “FOR” such adoption. The board expresses no opinion as to whether you should redeem your public shares.

ROI’s IPO prospectus and charter provided that ROI had until June 20, 2015 to complete a business combination, unless it had executed a letter of intent by such date, in which case it has until September 20, 2015 to consummate such a business combination. ROI executed a letter of intent with Ascend Holdings on May 21, 2015 and subsequently executed the Merger Agreement on July 23, 2015, leaving approximately two months to complete the business combination. ROI’s IPO prospectus and charter stated that if ROI’s stockholders approve an amendment to ROI’s charter that would affect the substance or timing of ROI’s obligation to redeem 100% of ROI’s public shares if ROI does not complete our business combination before September 20, 2015, ROI will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. Because ROI believes the proposed business combination with Ascend to be in the best interests of ROI’s stockholders, and because ROI may not be able to complete the proposed business combination by September 20, 2015, ROI has determined to seek stockholder approval to extend the time for closing a business combination beyond September 20, 2015 to the Extended Date. If the Extension Amendment and Trust Amendment are approved, ROI expects to seek stockholder approval of such business combination after the registration statement on Form F-4 filed by Ascend Holdings in connection with the proposed business combination, which includes a proxy statement/prospectus, is declared effective by the SEC.

ROI is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest, divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

ROI’s charter provides that if ROI’s stockholders approve an amendment to ROI’s charter that would affect the substance or timing of ROI’s obligation to redeem 100% of ROI’s public shares if ROI does not complete its business combination before September 20, 2015, ROI will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect ROI stockholders from having to sustain their investments for an unreasonably long period if ROI failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given ROI’s expenditure of time, effort and money on the potential business combination with Ascend, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction.

After careful consideration of all relevant factors, ROI’s board of directors determined that the Extension Amendment and Trust Amendment are in the best interests of ROI and its stockholders.

The Board of Directors recommends that you vote “FOR” the Extension Amendment and Trust Amendment proposals. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of ROI’s common stock as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our officers and directors; and
•	all our officers and directors as a group.

As of the record date, there were a total of 15,625,000 shares of common stock outstanding (including 12,500,000 public shares). Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock(2)
GEH Capital, Inc. (the sponsor)(2)	2,085,938	13.4%
Thomas J. Baldwin(3)	138,907	*
George E. Hall(4)	2,085,938	13.4%
Joseph A. De Perio(5)	128,907	*
Daniel A. Strauss	—	*
Francis A. Ruchalski	—	*
Tracy B. McKibben	—	*
Thomas Barber	—	*
Jamal Mashburn	—	*
Andrew Reilly	—	*
All directors and executive officers as a group (nine individuals)	2,353,752	15.1%
Fir Tree Inc.(6)	1,235,900	7.9%
Davidson Kempner Capital Management LLC(7)	1,050,000	6.72%
AQR Capital Management, LLC(8)	1,050,000	6.72%
TD Asset Management Inc.(9)	1,050,000	6.72%
North Pole Capital Master Fund(10)	801,741	5.13%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following is 601 Lexington Avenue, 51st Floor, New York, New York, 10022.
(2)	These shares represent one hundred percent of our shares of common stock held by the sponsor. As a result of the underwriters’ election not to exercise their over-allotment option for our initial public offering, the sponsor forfeited an aggregate of 468,750 founder shares on September 20, 2013, which ROI has cancelled. On March 6, 2015, the sponsor assigned 695,312 founder shares for $0.007 per share in a private transaction.
(3)	On August 22, 2013, the sponsor transferred 171,875 founder shares to Thomas J. Baldwin for a purchase price of $1,195.65. On September 20, 2013, Mr. Baldwin purchased 10,000 units for $10.00 per unit in a privately negotiated transaction. On March 6, 2015, Mr. Baldwin assigned 42,968 founder shares for $0.007 per share in a private transaction.
(4)	These shares represent the founder shares held by the sponsor. Mr. Hall owns and controls the sponsor and, consequently, has voting and dispositive control over such shares.
(5)	On August 22, 2013, the sponsor transferred 171,875 founder shares to Joseph A. De Perio for a purchase price of $1,195.65. On March 6, 2015, Mr. De Perio assigned 42,968 founder shares for $0.007 per share in a private transaction.

(6)	According to a Schedule 13G/A filed with the SEC on February 17, 2015 on behalf of Fir Tree Inc., a New York corporation (“Fir Tree”), the shares reported above include shares purchased by certain private-pooled investment vehicles for which Fir Tree serves as the investment manager (the “Fir Tree Funds”). Fir Tree is the investment manager of the Fir Tree Funds, and has been granted investment discretion over portfolio investments, including the common stock of the Company held by the Fir Tree Funds. The business address of this stockholder is Fir Tree Inc., 505 Fifth Avenue, 23rd Floor, New York, New York 10017.
(7)	According to a Schedule 13G filed with the SEC on September 27, 2013 on behalf of Davidson Kempner Partners, a New York limited partnership (“DKP”), Davidson Kempner Institutional Partners, L.P., a Delaware limited partnership (“DKIP”), Davidson Kempner International, Ltd., a British Virgin Islands corporation (“DKIL”), Davidson Kempner Capital Management LLC, a New York limited liability company and a registered investment adviser with the U.S. Securities and Exchange Commission (“DKCM”), and Messrs. Thomas L. Kempner, Jr. and Stephen M. Dowicz, DKCM acts as investment manager to each of DKP, DKIP, and DKIL, and Messrs. Thomas L. Kempner, Jr. and Stephen M. Dowicz, through DKCM, are responsible for the voting and investment decisions relating to the securities held by DKP, DKIP and DKIL. DKP beneficially owns 191,000 shares of ROI’s common stock, DKIP beneficially owns 431,550 shares of ROI’s common stock, DKIL beneficially owns 427,350 shares of ROI’s common stock, DKCM beneficially owns 1,050,000 shares of ROI’s common stock, Thomas L. Kempner, Jr. beneficially owns 1,050,000 shares of ROI’s common stock and Stephen M. Dowicz beneficially owns 1,050,000 shares of ROI’s commons stock. The business address of this stockholder is c/o Davidson Kempner Partners, 65 East 55th Street, 19th Floor, New York, New York 10022.
(8)	According to a Schedule 13G/A filed with the SEC on February 17, 2015 on behalf AQR Capital Management, LLC, a Delaware limited liability company (“AQR Capital”), and AQR Capital Management Holdings, LLC, a Delaware limited liability company, the shares reported above include shares held by the AQR Diversified Arbitrage Fund, an open-end registered investment company. AQR Capital serves as the investment manager to the AQR Diversified Arbitrage Fund. AQR Capital is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. The business address of this stockholder is Two Greenwich Plaza, Greenwich, Connecticut 06830.
(9)	The business address of this stockholder is TD Asset Management Inc., Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2.
(10)	According to a Schedule 13G filed with the SEC on October 10, 2014 on behalf of North Pole Capital Master Fund, a Cayman Islands exempted company (“North Pole”) and Polar Securities Inc., a company incorporated under the laws of Ontario, Canada (“Polar Securities”), the shares reported above are directly held by North Pole. Polar Securities serves as investment advisor to North Pole with respect to the shares reported above. The business address of this stockholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

STOCKHOLDER PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for the year 2016 annual meeting, you need to provide it to ROI by no later than 120 calendar days before the date of ROI’s proxy statement released to stockholders in connection with the 2015 annual meeting. You should direct any proposals to ROI’s secretary at ROI’s principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2016 annual meeting, under ROI’s bylaws you must give timely notice of the matter or the nomination, in writing, to ROI’s secretary. To be timely, the notice has to be given between 90 and 120 days before the anniversary of the 2015 annual meeting date.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, ROI and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of ROI’s proxy statement. Upon written or oral request, ROI will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that ROI deliver single copies of such documents in the future. Stockholders may notify ROI of their requests by calling or writing ROI at ROI’s principal executive offices at 601 Lexington Avenue, 51st Floor, New York, NY 10022, (212) 825-0400, Attn: Daniel A. Strauss, Secretary.

WHERE YOU CAN FIND MORE INFORMATION

ROI files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by ROI with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. ROI files its reports, proxy statements and other information electronically with the SEC. You may access information on ROI at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Trust Amendment by contacting us at the following address, telephone number or facsimile number:

ROI Acquisition Corp. II
601 Lexington Avenue
51st Floor
New York, NY 10022
Tel: (212) 825-0400

You may also obtain these documents at no cost by requesting them in writing or by telephone from ROI’s proxy solicitation agent at the following address and telephone number:

Okapi Partners LLC
437 Madison Avenue
28th Floor
New York, New York 10022
Tel: (877) 629-6355 (toll free) or (212) 297-0720
Email: info@okapipartners.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than September 11, 2015.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ROI ACQUISITION CORP. II

Pursuant to Section 245 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of ROI ACQUISITION CORP. II (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is ROI Acquisition Corp. II.
2.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 28, 2013, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 16, 2013.
3.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
4.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “GCL”).
5.	The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on August 19, 2013, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay income taxes and franchise taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination and (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by October 26, 2015. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of GEH Capital, Inc. (the “Sponsor”)) are referred to herein as “Public Stockholders.”

6.	The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated a Business Combination by October 26, 2015, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes

A-1

payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

7.	The text of Section 9.7 is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated a Business Combination by October 26, 2015, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable), divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this 18th day of September, 2015.

Name:
Title:

A-2

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of September 18, 2015, by and between ROI Acquisition Corp. II, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on September 20, 2013, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one warrant, each warrant entitling the holder thereof to purchase one-half of one share of Common Stock;

WHEREAS, the Company entered into an Underwriting Agreement with Deutsche Bank Securities Inc. as representative of the several underwriters named therein (the “Underwriting Agreement”);

WHEREAS, $125,000,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Company’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of September 16, 2013 by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of its Public Stockholders at a meeting of its stockholders to: (i) extend the date before which the Company must complete a business combination from September 20, 2015 to October 26, 2015 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from September 20, 2015 to October 26, 2015 (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment of Trust Agreement.

1.1. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) October 26, 2015, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date;

provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by October 26, 2015, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

1.2. A new Section 1(k) is hereby added to the Original Agreement as follows:

“(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Stockholder Redemption Withdrawal Instruction”), the Trustee shall distribute to the Company the amount requested by the Company to be used to redeem shares of Common Stock from Public Stockholders in the event that the Company’s stockholders approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time period in which the Company must complete its initial Business Combination or liquidate the Trust Account. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request.”

1.3. Section 1(k) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(l) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j) or (k) above; and”

1.4. Exhibit B of the Original Agreement is hereby amended and restated in its entirety as follows:

“EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer& Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson or Frank Di Paolo

Re: Trust Account No.     Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between ROI Acquisition Corp. II (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of September 16, 2013 (as amended from time to time, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (“Business Combination”) within the time frame specified in the Company’s Amended and Restated Certificate of Incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account on         , 20   and to transfer the total proceeds into the trust checking account at JP Morgan Chase Bank, N.A. to await distribution to the Public Stockholders. The Company has selected October 26, 2015 as the record date for the purpose of determining the Public Stockholders entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

Very truly yours,

ROI Acquisition Corp. II

By:	Name: Title:

cc: Deutsche Bank Securities Inc.”

1.5. A new Exhibit D is hereby added to the Original Agreement as follows:

“EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Cynthia Jordan, Vice President

Re: Trust Account No.     Stockholder Redemption Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between ROI Acquisition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of September 16, 2013 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $     of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its public stockholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with the stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

ROI Acquisition Corp. II

By:	Name: Title:

cc: Deutsche Bank Securities Inc.”

2. Miscellaneous Provisions.

2.1. Successors.  All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability.  This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law.  The validity, interpretation and performance of this Amendment shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

2.4. Counterparts.  This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

2.5. Effect of Headings.  The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement.  The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:	Name: Title:

ROI Acquisition Corp. II

By:	Name: Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

ROI ACQUISITION CORP. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON September 18, 2015

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 4, 2015, in connection with the Special Meeting to be held at 11:00 a.m. Eastern Time on September 18, 2015 at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York, and hereby appoints Joseph A. De Perio and Thomas J. Baldwin, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock, of ROI Acquisition Corp. II (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS CONSTITUTING THE EXTENSION AMENDMENT AND TRUST AMENDMENT CONSISTING OF PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark votes as indicated in this example ☒

Proposal 1 – Extension of Corporate Life

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 2 – Extension of Trust Agreement

FOR ☐ AGAINST ☐ ABSTAIN ☐

You may exercise your redemption rights with respect to all or a portion of your public shares by marking the "Exercise Redemption Rights" box below and indicating how many public shares for which you are exercising such redemption rights in the space provided. If you exercise your redemption rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR STOCK CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE CORPORATION'S DULY APPOINTED AGENT PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE REDEMPTION RIGHTS ☐
REDEEM _____________ PUBLIC SHARES OF THE CORPORATION

Date: ____, 2015

____
Signature

____
Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.